EXHIBIT 10.1

                          VISION ACQUISITION III, INC.
                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of May 2, 2008 by and among VISION ACQUISITION III, INC., a Delaware corporation (the "Company"), and each INVESTOR executing an omnibus signature page or a copy hereof (collectively, the "Investors" and each, an "Investor").

         WHEREAS, the Investors desire to purchase from the Company, and the Company desires to issue and sell to the Investors (the "Offering"), a minimum of 40 units (the "Units") each Unit consisting of 10,000 shares (the "Shares") of its common stock, par value $0.0001 per share (the "Common Stock"), upon the terms set forth in the Company's Confidential Private Placement Memorandum, dated March 24, 2008 (the "Memorandum"); and

         WHEREAS, to induce the Investors to purchase shares of Common Stock, the Company has agreed to undertake to register, if, as and when required hereunder, the Common Stock under the terms set forth herein.

         NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:


         "Commission Comments" means written comments pertaining solely to Rule 415 which are received by the Company from the SEC, and a copy of which shall have been provided by the Company to the Investor, to a filed Registration Statement which limit the amount of shares which may be included therein to a number of shares which is less than such amount sought to be included thereon as filed with the SEC.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

         "Public Sale" shall mean any sale of securities to the public pursuant to (i) an offering pursuant to an effective registration statement under the Securities Act or (ii) the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

         "Register," "registered" and "registration" shall mean a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

         "Registrable Securities" shall mean (i) all shares of Common Stock represented by the Shares purchased by the Investors, (ii) all shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the foregoing shares of Common Stock and (iii) any other shares of Common Stock otherwise acquired by an Investor. As to any particular shares of Common Stock constituting Registrable Securities, such shares shall cease to be Registrable Securities when they are eligible for a Public Sale.

         "Requisite Period" shall mean, with respect to a firm commitment underwritten public offering, the period commencing on the effective date of the registration statement and ending on the date each underwriter has completed the distribution of all securities purchased by it, and, with respect to any other registration, the period commencing on the effective date of the registration statement and ending on the earlier of (i) the date on which the sale of all Registrable Securities covered thereby is completed, and (ii) the date on which all Registrable Securities become publicly traded and freely tradeable without volume restrictions pursuant to Rule 144.

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         "Rule 415" means Rule 415 promulgated by the SEC pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

         "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the applicable time.

         "Shares" shall mean all of the shares of Common Stock purchased by Investors.

         "Stockholders" shall mean all Investors.

         2.       Automatic Registration.

                  Within 30 days following the closing of a merger or other business combination with an operating business (a "Merger") or any other event pursuant to which the Company ceases to be a "shell company," as defined by Rule 12b-2 under the Exchange Act and a "blank check company," as defined by Rule 3a51-1 under the Exchange Act (an "Event"), we agree to file with the SEC a registration statement on Form S-1 (or another available form) under the Securities Act (the "Registration Statement"), covering the resale of the Shares. We further agree to use our best efforts to cause the Registration Statement to be declared effective by the SEC on or before the earlier of (1) 150 days following an Event or the closing of a Merger, as applicable, or if the Registration Statement is subject to review and comment from the Commission, 180 days following an Event or the closing of a Merger, as applicable, or (2) five trading days following the date on which we are notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review.

         3.       Piggyback Registration.

                  (a) If the Company at any time (other than pursuant to Sections 2 or 4 hereof) proposes to effect a registration of any of its securities pursuant to and in accordance with the provisions of the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to an initial public offering ("IPO"), registration statements on Forms S-4 and S-8 and any similar successor forms thereto, and/or registrations on Form S-3 relating solely to dividend or interest reinvestment plans) (a "Piggyback Registration"), each such time it shall give prompt written notice to such effect to all holders of outstanding Registrable Securities at least forty-five (45) days prior to such filing. Upon the written request of any such holder, received by the Company within twenty (20) days after the giving of any such notice by the Company, the Company will, subject to Section 3(b) hereof, cause all Registrable Securities as to which registration shall have been so requested to be included in the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Registrable Securities on the same terms and conditions as the other shares of Common Stock included in such registration statement (the "Piggyback Registration Statement").

                  (b) The Company shall automatically include in such Piggyback Registration Statement all Registrable Securities for resale and offer on a continuous basis pursuant to Rule 415; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration,
(ii) in case of a determination by the Company to delay registration of its

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securities, the Company will be permitted to delay the registration of
Registrable Securities for the same period as the delay in registering such other securities, (iii) each Investor is subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information he, she or it obtains, (iv) each Investor is subject to all applicable laws relating to insider trading or similar restrictions; and (v) if all of the Registrable Securities of the Investor cannot be so included due to Commission Comments, then the Company may reduce the number of the Investor's Registrable Securities covered by such Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415. The Investor shall be entitled to include all Registrable Securities for resale in the Piggyback Registration Statement filed by the Company in connection with a public offering of equity securities by the Company after the date of this Agreement, pursuant to Rule 415, so long as (1) such shares shall not be included as part of the underwritten offering of primary shares by the Company, unless the Company and underwriter agree to allow the inclusion of such Registrable Securities as part of the underwritten offering and, in such event, the Investor elects to include the Registrable Securities in the underwriting subject to an allocation among all holders of registration rights in the manner set forth in Section 3(d) hereof, (2) the underwriter approves the inclusion of such Registrable Securities in such Initial Registration Statement, subject to customary underwriter cutbacks applicable to all holders of registration rights, (3) the Investor shall enter into the underwriters' form of lockup agreement as and to the extent requested by the underwriters, which may require that all of the Registrable Securities held by the Investor not be sold or otherwise transferred without the consent of the underwriters for a period not to exceed 180 days from the closing of the offering contemplated by the Initial Registration Statement, and (4) if all of the Registrable Securities of the Investor cannot be so included due to Commission Comments, then the Company may reduce the number of the Investor's Registrable Securities covered by such Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415. The Company shall cause any Registration Statement filed under this Section 3(b) to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall keep such Registration Statement continuously effective under the Securities Act during the Effectiveness Period. By 5:00 p.m. (New York City time) on the business day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

                  (c) In the event that any Piggyback Registration shall be, in whole or in part, an underwritten public offering of Common Stock and the managing underwriter(s) advise the Company in writing that in their opinion the number of Registrable Securities and/or other securities requested to be included in such offering exceeds the number of shares which can be sold without materially adversely affecting the marketability of the offering, then the number of Registrable Securities to be included in such registration statement shall be reduced, pro rata among the requesting holders, based upon the number of Registrable Securities requested to be registered by them; provided, that for all registrations other than an IPO, the shares of Registrable Securities shall not be reduced until all shares of Common Stock for the account of any person other than the Company and its assigns, or requesting holders of Registrable Securities are first reduced. Subject to the foregoing sentence, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Securities and/or other securities requested to be included in such registration, pro rata from among the holders of Registrable Securities, according to the number of Registrable Securities and/or other securities requested by them to be so included.

                  (d) In the event that all Registrable Securities cannot be included in a Registration Statement or a Piggyback Registration Statement under Sections 2 or 3 hereof due to Commission Comments, then the Company, unless otherwise prohibited by the SEC, shall cause the Registrable Securities of the Stockholder to be included in such Registration Statement to be reduced pro rata based on the number of registrable securities held by all holders of registration rights.

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         4.       Registration; Holdback Agreement; Power of Attorney.

                  (a) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to file a registration statement pursuant to Sections 2 or 4 hereof (i) which would become effective within 120 days following the effective date of a registration statement (other than a registration statement filed on Form S-4 or S-8) filed by the Company with the SEC pertaining to any subsequent public offering for the account of the Company or another holder of securities of the Company if the holder(s) of Registrable Securities were afforded the opportunity, subject to the underwriter's cut-back, to include all of its Registrable Securities in such subsequent registration pursuant to Section 3 hereof or (ii) during the period which would violate any restriction or prohibition reasonably requested by any managing underwriter(s) for a public offering.

                  (b) Each Stockholder hereby irrevocably appoints Antti William Uusiheimala ("Attorney") to act as his or its true and lawful agent and attorney-in-fact, with full power of substitution, in his sole discretion to effect any changes to, or elimination of, the rights of Stockholders herein.

         5. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) subject to Sections 2 and 4 hereof, use its best efforts to cause the Registration Statement to be declared effective by the SEC on the earlier of (1) 150 days following an Event or the closing of a Merger, as applicable, or if the Registration Statement is subject to review and comment from the SEC, 180 days following an Event or the closing of a Merger, as applicable, or (2) five trading days following the date on which we are notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review.

                  (b) subject to Sections 3 and 4 hereof, use its best efforts to prepare and file with the SEC a registration statement with respect to such securities within thirty (30) days after delivery of notice under
Section 3 or Section 4 hereof, and use its best efforts to cause such registration statement to become effective not later than 120 days from the date of its filing and to remain effective for the Requisite Period;

                  (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Requisite Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

                  (d) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such registration statement;

                  (e) use its best efforts (i) to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such United States jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, (ii) to prepare and file in those United States jurisdictions such amendments (including post effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby, and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such United States jurisdictions; provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

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                  (f)      use its best efforts to list the Registrable
Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed, or, if the Common Stock is not then listed on a national securities exchange, use its best efforts to list and facilitate the reporting of the Common Stock on The New York Stock Exchange, The American Stock Exchange, The Nasdaq National Market or Capital Market;

                  (g) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

                  (h) notify each seller of Registrable Securities of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, obtain the lifting thereof at the earliest possible time;

                  (i) permit a single firm of counsel designated as selling stockholders' counsel by the holders of a majority-in-interest of the Registrable Securities and all other securities being registered to review the registration statement and all amendments and supplements thereto for a reasonable period of time prior to their filing, and the Company shall not file any document in a form to which such counsel reasonably objects;

                  (j) if the offering is an underwritten offering, at the request of any seller of Registrable Securities, use its best efforts to furnish to such seller on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act, and (A) that, to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) that the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters, and (ii) a copy of a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

                  (k) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, unless such requested information contains material nonpublic information, in which case no such material nonpublic information shall be supplied other than pursuant to a mutual confidentiality agreement;

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                  (l)      provide a transfer agent and registrar, which may be
a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  (m) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to the Registration Statement; and

                  (n) take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

         In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         6. Expenses. All expenses incurred by the Company in complying with Sections 2, 3 and 4 hereof, including, without limitation, all registration and filing fees, listing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., reasonable fees of transfer agents and registrars, costs of insurance, and reasonable fees and disbursements of counsel for the sellers of Registrable Securities designated pursuant to Section 5(i) and all other securities being registered, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts, selling commissions, fees and expenses of counsel (other than the one counsel selected to represent the selling stockholders as set forth in Section 5(i) hereof) and stock transfer taxes applicable to the sale of Registrable Securities are called "Selling Expenses."

         The Company will pay all Registration Expenses in connection with each Registration Statement filed hereunder. All Selling Expenses in connection with each Registration Statement shall be borne by the participating sellers in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.

         7.       Indemnification and Contribution.

                  (a) The Company will indemnify and hold harmless each seller of Registrable Securities, each underwriter of Registrable Securities and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, from and against, and pay or reimburse them for, any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, any preliminary prospectus (unless superseded by a final prospectus) or final prospectus contained therein, or any amendment or supplement thereof, (ii) the omission or alleged omission to state in any such registration statement a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation of the Securities Act or any state securities or blue sky laws applicable to the Company and relating to action or inaction required by the Company and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, that the Company will not be liable in any such case if and only to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon the Company's reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus; and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an

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untrue statement or alleged untrue statement or omission or alleged omission in such registration statement or prospectus, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement or prospectus and such seller or such controlling person thereafter fails to deliver or cause to be delivered such registration statement or prospectus as so amended or supplemented prior to or concurrently with the Registrable Securities to the person asserting such loss, claim, damage or liability (or action in respect thereof) or expense after the Company has furnished such seller or such controlling person with the same.

                  (b) Each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company and each underwriter and each person who controls any underwriter within the meaning of the Securities Act from and against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that such seller will be liable hereunder in any such case only if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proportion that the public offering price of the Registrable Securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but in any event not to exceed the proceeds actually received by such seller from the sale of Registrable Securities covered by such registration statement. Notwithstanding the foregoing, the indemnity provided in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party, which shall not be unreasonably withheld.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action or claim, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the

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expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder, any such controlling person or the Company in circumstances for which indemnification is provided under this Section 7, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, that, in any such case (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         8. Changes in Capital Stock. If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the capital stock as so changed.

         9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act ; and

                  (c) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such holder to sell any Registrable Securities without registration.

         10. Representations and Warranties of the Company. The Company represents and warrants to the Stockholders as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a

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

breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and subject to general equitable principles and the availability of specific performance.

         11. Assignment of Registration Rights. The rights to cause or have the Company register Registrable Securities pursuant to this Agreement may be transferred by the Stockholders in connection with a transfer of Registrable Securities to transferees or assignees of such securities; provided, that the Company is, within reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. The term "Stockholders" as used in this Agreement shall include such transferees or permitted assignees.

         12. Termination. The registration rights granted pursuant to this Agreement shall terminate upon the expiration of the Requisite Period.

         13.      Miscellaneous.

                  (a) Subject to Section 11 hereof, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed (i) if to the Company, to Vision Acquisition III, Inc., c/o Vision Capital Advisors, LLC, 20 West 55th Street, 5th Floor, New York, NY 10019, facsimile (212) 867-1416, Attention: Antti William Uusiheimala;
(ii) if to Investors, to the address of such party set forth beneath such party's signature to the Omnibus Signature Page; (iii) if to Meyers Associates, LP, the Placement Agent, to 45 Broadway, New York, NY 10016, facsimile: (212) 742-4259, Attention: Raana Khan; and (iv) if to any subsequent holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within said State.

                  (d) Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto shall be brought in the state or federal courts of the State of New York and County of New York or in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties hereto accepts for itself and himself the process in any such action or proceeding by the mailing of copies of such process to it or him, at its or his address as set forth in paragraph 13(b) and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it or he may now or hereafter have to the laying of the venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum. The foregoing consent to jurisdiction shall not constitute general consent to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement.

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

                  (e) The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

                  (f) This Agreement may not be amended or modified without the written consent of the Company, and the holders of at least a majority of the Registrable Securities then outstanding.

                  (g) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

                  (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (i) The Company shall not grant to any third party, other than the Placement Agent, any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.

                  (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         14. Omnibus Signature Page. This Agreement is intended to be read and construed in conjunction with a Subscription Agreement, of even date herewith pertaining to the issuance by the Company of the shares of Common Stock to investors pursuant to the Memorandum. Accordingly, pursuant to the terms and conditions of this Agreement and such related agreements it is hereby agreed that the execution by Investors of the Subscription Agreement, in the place set forth therein, shall constitute their agreement to be bound by the terms and conditions hereof and the terms and conditions of the Subscription Agreement with the same effect as if each of such separate but related agreement were separately signed.



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

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                       VISION ACQUISITION III, INC.


                                       By: /s/ Antti William Uusiheimala
                                           ------------------------------------
                                           Antti William Uusiheimala, President



 See Omnibus Signature Page to Subscription Agreement for Investors' Signatures




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